Exhibit 99.1

SideChannel Wins Second Department of Defense Software Contract

SideChannel’s Enclave Software to Increase DoD Intelligence Network Security

WORCESTER, MA / ACCESSWIRE / June 17, 2025 / SideChannel, Inc. (OTCQB:SDCH)

(“SideChannel”), a leader in modern cybersecurity technology and services solutions, today announced the deployment of its Enclave zero trust software by a second service branch of the United States Department of Defense (“DoD”). The engagement, facilitated through one of SideChannel’s federal resale partners, represents a key validation of Enclave’s ability to meet the large scale and strict cybersecurity needs of national security environments.

The deployment includes over 5,000 Enclave agents operating on-premise within national intelligence networks. The primary use cases are asset intelligence and certificate management — two critical areas for maintaining integrity and security control in sensitive infrastructure.

“This second deployment within the DoD reinforces the trust and relevance we’ve built with Enclave,” said Brian Haugli, CEO of SideChannel. “It validates our trajectory as a company focused on solving some of the most complex cybersecurity challenges at the highest levels of government and critical infrastructure.”

Enclave is purpose-built to provide granular visibility and control over devices, certificates, and secure communications within segmented, often air-gapped environments. Its low overhead and adaptability make it especially suited for secure government operations.

This engagement signals continued momentum for SideChannel’s federal growth strategy and its commitment to delivering tools that meet the unique demands of defense, intelligence, and critical infrastructure stakeholders.

For more information about SideChannel’s Enclave technology capabilities, visit www.sidechannel.com/enclave/.

About SideChannel

SideChannel helps United States local, state and federal government agencies and mid-market companies secure and protect their digital assets. Founded in 2019, we deliver comprehensive cybersecurity plans, services, leadership, and software technology solutions.

SideChannel deploys a combination of skilled, experienced talent, and technology tools to offer layered defense strategies supported by battle-tested processes. SideChannel offers Enclave, a zero-trust network infrastructure platform. Learn more at sidechannel.com.

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You may contact us at:

SideChannel

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Worcester, MA 01608

Investor Contact

Ryan Polk

ir@sidechannel.com

Forward-Looking Statements

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